United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                       Date of Report: September 24, 2002

                         Commission File Number: 0-30565

                            KNOWLEDGE NETWORKS, INC.

Nevada                                                                91-2014670
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

24843  Del  Prado,  Suite  318,  Dana  Point,  CA                          92629
(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock


                                  INTRODUCTION

     This current report is filed to a 3 for 1 reverse split. There has been no change of control in connection with these changes.


     ITEM  1.  CHANGE  OF  CONTROL  OF  REGISTRANT.  None.

     ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.  None

     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.

     ITEM 5. OTHER EVENTS. On September 18, 2002, a 10 for 1 reverse split took affect.

     ITEM  6.  CHANGES  OF  REGISTRANT'S  DIRECTORS.  None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.


                            KNOWLEDGE NETWORKS, INC.

Dated:  September  18,  2002


                                       by


                               /s/Marlen L. Roepke
                                Marlen L. Roepke
                              Sole Officer/Director